UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2009

Oracle Corporation

(Exact name of registrant as specified in charter)

Delaware	000-51788	54-2185193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Oracle Parkway, Redwood City, California 94065

(Address of principal executive offices) (Zip Code)

(650) 506-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01	Other Events

On August 20, 2009, Oracle Corporation issued the following press release which is being furnished for purposes of this report (and therefore shall not be treated as “filed” or incorporated by reference into any filing):

U.S. Department of Justice Approves Oracle Acquisition of Sun

REDWOOD SHORES, Calif., August 20, 2009 – Oracle Corporation announced today that the U.S. Department of Justice has approved Oracle’s proposed acquisition of Sun Microsystems and terminated the waiting period under the Hart-Scott-Rodino Act.

Sun’s stockholders approved the transaction on July 16, 2009. Closing of the transaction is subject to certain conditions, including clearance by the European Commission.

About Oracle – Oracle (NASDAQ: ORCL) is the world’s largest business software company. For more information about Oracle, please visit our Web site at http://www.oracle.com.

Trademark – Oracle is a registered trademark of Oracle Corporation and/or its affiliates. Other names may be trademarks of their respective owners.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain forward-looking statements about Oracle and Sun, including statements that involve risks and uncertainties concerning when the transaction might close. When used in this press release, the words “believes” and “will” and other similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. Any such statement may be influenced by a variety of factors, many of which are beyond the control of Oracle or Sun, that could cause actual outcomes and results to be materially different from those projected, described, expressed or implied in this document due to a number of risks and uncertainties. Potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed and the possibility that Oracle or Sun may be adversely affected by other economic, business, and/or competitive factors. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or Sun.

In addition, please refer to the documents that Oracle and Sun, respectively, file with the Securities and Exchange Commission (the “SEC”) on Forms 10-K, 10-Q and 8-K for additional risks. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this press release. Neither Oracle nor Sun is under any duty to update any of the information in this press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2009

ORACLE CORPORATION

By:	/s/ Jeff Epstein
	Name:	Jeff Epstein
	Title:	Executive Vice President and Chief Financial Officer